UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 3, 2026

SYMBOTIC INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40175	98-1572401
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

200 Research Drive Wilmington, MA	01887
(Address of principal executive offices)	(Zip Code)
(978) 284-2800
Registrant’s telephone number, including area code
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	SYM	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

.

Item 2.02Results of Operations and Financial Condition
On August 5, 2026, Symbotic Inc. (the “Company”) issued a press release announcing its financial results and other information for the fiscal quarter ended June 27, 2026. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.
Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On August 3, 2026, the Board of Directors (the “Board”) of the Company approved an increase in the size of the Board from nine to ten members, effective August 4, 2026, and appointed Stephen G. Pagliuca to the Board, also effective August 4, 2026.

Mr. Pagliuca is the Founder and CEO of PagsGroup, a growth capital investment firm with expertise in biotech, technology, media, and sports. Mr. Pagliuca is also a Chairman and Principal Owner of Atalanta B.C., a Series A football club. Previously, he was a Managing General Partner and Co-Owner of the Boston Celtics, where he served as Chairman of the Basketball Committee and as Founder and President of the Boston Celtics Shamrock Foundation. He is also a former Co-Chair of Bain Capital, where he continues to serve as a Senior Advisor. Mr. Pagliuca holds a B.A. from Duke University and an M.B.A. from Harvard Business School.

Mr. Pagliuca will be compensated for his service as a director pursuant to the Company’s non-employee director compensation program that entitles our non-employee directors to a cash retainer for service on the Board and for service on each committee on which the director is a member. A description of the Company’s non-employee director compensation arrangements can be found in the section titled “Director Compensation” in the Company’s definitive proxy statement for its 2026 annual meeting of stockholders filed with the Securities and Exchange Commission (“SEC”) on January 16, 2026 and incorporated herein by reference. Mr. Pagliuca has also entered into an indemnification agreement with the Company, the form of which is attached as Exhibit 10.4 to the Company’s Annual Report on Form 10-K for the fiscal year ended September 27, 2025 filed with the SEC on November 24, 2025 and is incorporated by reference herein.
Item 7.01    Regulation FD Disclosure

On August 5, 2026, the Company posted on its investor relations website a supplemental presentation relating to its financial results and other information for the fiscal quarter ended June 27, 2026. A copy of the supplemental presentation is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference herein.

The information furnished pursuant to this Item 7.01, including Exhibit 99.2, shall not be deemed to be “filed” for any purpose, including for purposes of Section 18 of the Exchange Act, or otherwise be subject to the liabilities of that Section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.
Item 9.01Financial Statements and Exhibits.
(d)Exhibits

Exhibit	Description

99.1	Symbotic Inc. Press Release, dated August 5, 2026

99.2	Symbotic Inc. Investor Presentation, dated August 5, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: August 5, 2026

Symbotic Inc.

By:	/s/ Maria G. Freve
Name:	Maria G. Freve
Title:	Vice President, Controller and Chief Accounting Officer (Principal Accounting Officer)
.